SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ________________

       Date of report (Date of earliest event reported): February 3, 2004


                          Forest City Enterprises, Inc.
                ________________________________________________
               (Exact Name of Registrant as Specified in Charter)



            Ohio                       1-4372                 34-0863886
  ___________________________   ______________________    __________________
 (State or Other Jurisdiction  (Commission File Number)     (IRS Employer
      of Incorporation)                                   Identification No.)


                  Terminal Tower, 50 Public Square,
                     Suite 1100, Cleveland, Ohio                44113
               ______________________________________          ________
              (Address of Principal Executive Offices)        (Zip Code)


       Registrant's telephone number, including area code: (216) 621-6060



                                       N/A
          _____________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

On February 3, 2004, Forest City Enterprises, Inc., an Ohio corporation, issued a press release to announce its offering of $100,000,000 aggregate principal amount of Senior Notes due 2034. A copy of this press release is filed as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

         Exhibit
         Number            Exhibit
         ______            _______


         99.1              Press Release, dated February 3, 2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FOREST CITY ENTERPRISES, INC.


                                   By:   /S/ Thomas G. Smith
                                         _______________________________________
                                        Name:   Thomas G. Smith
                                         Title:  Executive Vice President, Chief
                                                 Financial Officer and Secretary


Dated:  February 3, 2004

                                  EXHIBIT INDEX



         Exhibit
         Number            Exhibit
         _______           _______

         99.1              Press Release, dated February 3, 2004